UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 8, 2013

MAKO Surgical Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 Davie Road
Fort Lauderdale, Florida 33317

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (954) 927-2044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on October 1, 2013, MAKO Surgical Corp. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Pipeline Biomedical Holdings, Inc. (“Pipeline”).

On October 8, 2013, pursuant to the terms of the Purchase Agreement, the Company completed the acquisition of substantially all of Pipeline’s business dedicated to the design, development, manufacture and commercialization of orthopedic devices and related instruments for use with robotic devices and manual medical procedures (the “Transaction”).

The purchase price for the Transaction consisted of a credit for a cash down payment previously paid to Pipeline in the amount of $2,500,000 and the Company’s issuance at closing to Pipeline of an aggregate of 3,953,771 unregistered shares of common stock of the Company. The Company also entered into employment and consulting arrangements with certain key employees of the acquired business.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 2.01 regarding the unregistered sale of shares of common stock of the Company in connection with the Transaction is incorporated herein by reference.

Item 8.01	Other Events.

On October 8, 2013, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Audited and Unaudited Financial Statements of Businesses Acquired:

The Company will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information:

The Company will furnish any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits:

Exhibit 2.1	Asset Purchase Agreement, dated October 1, 2013, by and between Pipeline Biomedical Holdings, Inc. and MAKO Surgical Corp. (incorporated by reference to Exhibit 2.1 to Form 8-K filed on October 2, 2013).†

Exhibit 99.1	Press Release dated October 8, 2013.

†Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and attachments upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAKO SURGICAL CORP.
Date: October 8, 2013
/s/ Maurice R. Ferré, M.D.
Maurice R. Ferré, M.D. President and Chief Executive Officer

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